SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2004

@ROAD, INC.

(Exact name of registrant as specified in its charter)

000-31511
(Commission File Number)

Delaware	94-3209170
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation)

47200 Bayside Parkway
Fremont, CA 94538
(Address of principal executive offices, with zip code)

510-668-1638
(Registrant’s telephone number, including area code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

99.1 Press Release of @Road, Inc. dated July 27, 2004.

Item 9.    Regulation FD Disclosure.

     The information that is set forth in the Registrant’s Press Release dated July 27, 2004, is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

@ROAD, INC.

Date:July 27, 2004	By:	/s/ MICHAEL JOHNSON Michael Johnson Chief Financial Officer

@ROAD, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release of @Road, Inc. dated July 27, 2004.